                                                                    Exhibit 23.3

                              ACCOUNTANTS' CONSENT

The Board of Directors
Symphony Pharmacy Services, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement on Form S-3 of Capstone Pharmacy Services, Inc.

                                        KPMG Peat Marwick LLP

July 18, 1996